SUPPLEMENT DATED MARCH 22, 2011
TO THE STATEMENT OF ADDITIONAL INFORMATION
OF MATTHEWS ASIA FUNDS DATED OCTOBER 29, 2010

For all existing and prospective shareholders of Matthews Asia Funds:

Effective immediately, Andrew Foster no longer acts as Vice President and Portfolio Manager of the Trust. All references to Andrew Foster are hereby removed.

For all existing and prospective shareholders of Matthews Asian Growth and Income Fund:

Effective immediately, the following supplements the “Investment Advisor, Underwriter and Other Service Providers – Investment Advisor – Portfolio Managers” section on page 51 with respect to the Matthews Asian Growth and Income Fund only:

Robert Horrocks, PhD and Jesper Madsen, CFA have assumed full responsibility for management of the Matthews Asian Growth and Income Fund and are now the Lead Managers assigned to the Fund.

For all existing and prospective shareholders of Matthews Asia Dividend Fund:

Effective immediately, Yu Zhang, CFA is now a Co-Manager of the Matthews Asia Dividend Fund.

The following supplements the table under “Investment Advisor, Underwriter and Other Service Providers – Investment Advisor – Portfolio Managers” on page 51:

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Yu Zhang, CFA, Co-Portfolio Manager of the Matthews Asia Dividend Fund	Registered Investment Companies	0	$0	0	0
	Other Pooled Investment Vehicles	0	$0	0	0
	Other Accounts	0	$0	0	0

The following supplements the table under “Investment Advisor, Underwriter and Other Service Providers – Investment Advisor – Portfolio Managers” on page 55:

Name of Portfolio Manager	Dollar Range of Equity Securities in each Fund
Yu Zhang, CFA	▪ MatthewsAsia Dividend Fund ▪ Matthews Japan Fund*	$1-$10,000 $10,001-$50,000

Please retain this Supplement with your records.